Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2020	Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10—INCOME TAXES

The Company’s provision for (benefit from) income taxes during the interim periods is determined using an estimate of the Company’s annual effective tax rate, which is adjusted for certain discrete tax items during the interim period. The Company’s effective tax rate differs from the Federal statutory rate primarily due to the change in valuation allowance related mainly to the Company’s net operating loss carryforwards and research and development credits.

The benefit from income taxes during the nine months ended March 31, 2019 pertains primarily to the income tax benefit that is reported on the condensed consolidated statements of operations and is offset against the income tax on the unrealized gain on investments in available-for-sale securities that is shown on the condensed consolidated statements of comprehensive loss. The provision for income taxes during the nine months ended March 31, 2020 pertains primarily to state income taxes.

NOTE 10—INCOME TAXES

The components of loss before the provision for (benefit from) income taxes were as follows (in thousands):

	Year ended June 30,
	2018	2019
Domestic	$(7,185)	$(7,470)
Foreign	-	-

Total	$(7,185)	$(7,470)

The components of provision for (benefit from) income taxes were as follows (in thousands):

	Year ended June 30,
	2018	2019
Current:
Federal	$-	$-
State	10	20
Foreign		-

Total current	10	20

Deferred:
Federal	-	(142)
State	-	(34)
Foreign	-	-

Total deferred	-	(176)

Provision for (benefit from) income taxes	$10	$(156)

On December 22, 2017, the 2017 Tax Cuts and Jobs Act (Tax Act) was enacted into law making significant changes to the Internal Revenue Code. Changes include, but are not limited to, a federal corporate tax rate decrease from 35% to 21% for tax years beginning after December 31, 2017, the transition of U.S. international taxation from a worldwide tax system to a territorial system and a one-time transition tax on the mandatory deemed repatriation of foreign earnings. The Company is required to recognize the effect of the tax law changes in the period of enactment, such as re-measuring its U.S. deferred tax assets and liabilities as well as reassessing the net realizability of its deferred tax assets and liabilities. The Tax Act did not have material impact on the Company’s consolidated financial statements due to its historical loss position and the full valuation allowance on its deferred tax assets.

As of June 30, 2019, pursuant to SEC Staff Accounting Bulletin (SAB) 118 (regarding the application of ASC 740 associated with the enactment of the Tax Act), the Company had considered SAB 118 and concluded its accounting under ASC 740 for the provisions of the Tax Act was complete. There were no adjustments deemed necessary during the year ended June 30, 2019.

The items accounting for the difference between the income taxes computed at the federal statutory rate and the provision for (benefit from) income taxes consisted of the following (in thousands):

	Year ended June 30,
	2018	2019
Expected benefit at U.S. Federal statutory rate	$(1,976)	$(1,569)
Stock-based compensation	297	390
Federal and state R&D credits	(909)	(2,111)
Deferred tax asset re-measurement due to Tax Reform	12,227	-
Change in valuation allowance	(9,753)	3,029
Other	124	105

Provision for income tax expense (benefit)	$10	$(156)

The components of deferred tax assets and liabilities were as follows as of June 30, 2018 and 2019, (in thousands):

	June 30,
	2018	2019
Deferred tax assets:
Accruals and reserves	$916	$1,631
Deferred revenue	33	84
Property and equipment	73	-
Stock-based compensation	285	700
Net operating loss carryforwards	26,027	26,690
Research and development credits	3,056	5,649

Total deferred tax assets before valuation allowance	30,390	34,754
Valuation allowance	(29,590)	(33,253)

Deferred tax assets	$800	$1,501

Deferred tax liabilities:
Deferred contract costs	$(800)	$(1,229)
Property and equipment	-	(143)
Other	-	(129)

Total deferred tax liabilities	$(800)	$(1,501)

Net deferred tax assets (liabilities)	$-	$-

ASC 740 requires that the tax benefit of net operating losses, temporary differences, and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance. The change in valuation allowance was approximately $10.0 million and $3.7 million during the years ended June 30, 2018 and 2019, respectively, including a decrease in valuation allowance of $0.7 million related to the adoption of ASC 606 during the year ended June 30, 2018.

As of June 30, 2019, the Company had net operating loss carryforwards for federal and state tax purposes of $104.2 million and $71.3 million respectively, available to reduce future taxable income. If not utilized, the federal and state net operating loss carryforwards will begin to expire in 2026. As of June 30, 2019, the Company also has federal and state research and development tax credit carryforwards of $4.7 million and $4.3 million, respectively. If not utilized, the federal tax credits will expire at various dates beginning in 2027. The state tax credits do not expire and will carry forward indefinitely until utilized.

Utilization of the net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and other similar state provisions. The annual limitation may result in the expiration of net operating losses and tax credits before utilization.

As of June 30, 2018 and 2019, the Company had $1.5 million and $2.7 million, respectively, of unrecognized tax benefits related to federal and California R&D credits. Below is the reconciliation of the unrecognized tax benefits (in thousands):

	June 30,
	2018	2019
Balance at the beginning of the year	$835	$1,457
Additions based upon tax positions related to the current year	-	1,028
Additions based upon tax positions related to the prior year	622	207

Balance at the end of the year	$1,457	$2,692

The Company files United States federal, California, and other various state income tax returns. All net operating losses and tax credits generated to date are subject to adjustment for U.S. federal and state income tax purposes. The Company does not anticipate any material change to its unrecognized tax benefits over the next twelve months. A number of the Company’s tax returns remain subject to examination by taxing authorities. These include U.S. federal and state tax returns. The tax years from 2006 to 2018 remain open as a result of unused tax attributes being carried forward.